Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

BY CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin Mansell, Chief Executive Officer of Kohl’s Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the undersigned’s knowledge, on the date of this Certification:

1.	the Quarterly Report on Form 10-Q/A of the Company for the quarterly period ended April 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2011	/s/ Kevin Mansell
Kevin Mansell
Chairman, President and Chief Executive Officer
(Principal Executive Officer)